UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Empire State Realty Trust, Inc.

_______________________________________________________________________________________

(Name of Registrant as Specified in Its Charter)

_______________________________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! EMPIRE STATE REALTY TRUST, INC. 111 WEST 33RD STREET, 12 FL. NEW YORK, NY 10120 EMPIRE STATE REALTY TRUST, INC. 2022 Annual Shareholders Meeting Vote by May 11, 2022 11:59 p.m. (Eastern Time) You invested in EMPIRE STATE REALTY TRUST, INC. and it’s time to vote! You have the right to vote on proposals being presented at the virtual annual shareholders meeting. This is an important notice regarding the availability of proxy material for the virtual annual shareholders meeting to be held on May 12, 2022. Vote Virtually at the Meeting* May 12, 2022 11:00 a.m. (Eastern Time) Virtually at: www.virtualshareholdermeeting.com/ESRT2022 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.proxyvote.com Control # D73508-P64761 Get informed before you vote View the notice and proxy statement and annual report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 28, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.proxyvote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming virtual annual shareholders meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.proxyvote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D73509-P64761 01) Anthony E. Malkin 02) Leslie D. Biddle 03) Thomas J. DeRosa 04) Steven J. Gilbert 05) S. Michael Giliberto 06) Patricia S. Han 07) Grant H. Hill 08) R. Paige Hood 09) James D. Robinson IV 1. Election of directors Nominees: 2. To approve, on a non-binding, advisory basis, the compensation of our named executive officers. 3. To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022. NOTE: The proxies are also authorized to vote in their discretion upon such other matters as may properly be brought before the annual shareholders meeting or any adjournments or postponements thereof. For For For